American Century Investments®
Quarterly Portfolio Holdings
VP Avantis Global Equity Allocation Fund
September 30, 2023

VP Avantis Global Equity Allocation Fund - Schedule of Investments
SEPTEMBER 30, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.8%
Domestic Equity Funds — 64.7%
American Century Investments VP Capital Appreciation Fund Y Class	348	4,569
Avantis Inflation Focused Equity ETF	444	25,198
Avantis Real Estate ETF	356	13,375
Avantis Responsible U.S. Equity ETF	1,474	73,052
Avantis U.S. Equity ETF	1,101	80,659
Avantis U.S. Large Cap Value ETF	1,282	67,536
Avantis U.S. Small Cap Equity ETF	651	28,820
Avantis U.S. Small Cap Value ETF	184	14,343
		307,552
International Equity Funds — 35.1%
Avantis Emerging Markets Equity ETF	455	24,019
Avantis Emerging Markets Value ETF	335	14,552
Avantis International Equity ETF	1,271	70,731
Avantis International Large Cap Value ETF	698	33,604
Avantis International Small Cap Equity ETF	249	11,698
Avantis International Small Cap Value ETF	207	11,975
		166,579
TOTAL UNDERLYING FUNDS (Cost $499,879)		474,131
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,040)	1,040	1,040
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $500,919)		475,171
OTHER ASSETS AND LIABILITIES†		(165)
TOTAL NET ASSETS — 100.0%		$475,006

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds and other mutual funds (collectively, the underlying funds). The underlying funds represent a broadly diversified basket of equity securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period July 20, 2023 (fund inception) through September 30, 2023 follows (amounts in thousands):

Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
American Century Investments VP Capital Appreciation Fund Y Class	—	$5	—	—	$5	—	—	—
Avantis Inflation Focused Equity ETF	—	25	—	—	25	—	—	—
Avantis Real Estate ETF	—	15	—	$(2)	13	—	—	—
Avantis Responsible U.S. Equity ETF	—	78	—	(5)	73	1	—	—
Avantis U.S. Equity ETF	—	85	—	(4)	81	1	—	—
Avantis U.S. Large Cap Value ETF	—	71	—	(4)	67	1	—	—
Avantis U.S. Small Cap Equity ETF	—	31	—	(2)	29	1	—	—
Avantis U.S. Small Cap Value ETF	—	15	—	(1)	14	—	—	—
Avantis Emerging Markets Equity ETF	—	25	—	(1)	24	—	—	—
Avantis Emerging Markets Value ETF	—	14	—	—	14	—	—	—
Avantis International Equity ETF	—	75	—	(4)	71	1	—	—
Avantis International Large Cap Value ETF	—	35	—	(1)	34	1	—	—
Avantis International Small Cap Equity ETF	—	13	—	(1)	12	—	—	—
Avantis International Small Cap Value ETF	—	13	—	(1)	12	—	—	—
	—	$500	—	$(26)	$474	6	—	—
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.